UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/13/2006

AMERICREDIT CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  001-10667

TX	752291093
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, TX 76102
(Address of principal executive offices, including zip code)

(817)302-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 4.01.    Changes in Registrant's Certifying Accountant

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)    Previous Independent Registered Public Accounting Firm.

(i)    On November 13, 2006, AmeriCredit Corp. (the "Company") dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm. The Company's Audit Committee participated in and approved the decision to change its independent registered public accounting firm.

(ii)    During the two most recent fiscal years ended June 30, 2005 and 2006, PwC's reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle.

(iii)   During the two most recent fiscal years ended June 30, 2005 and 2006, and through November 13, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years.

(iv)    During the two most recent fiscal years ended June 30, 2005 and 2006, and through November 13, 2006, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the existence of a certain previously reported material weakness in the Company's internal control over financial reporting which is described below.

The Company's management concluded that as of June 30, 2005, September 30, 2005 and December 31, 2005, the Company did not maintain effective internal control over financial reporting. Specifically, the Company did not correctly interpret Statement of Financial Accounting Standards No. 102, "Statement of Cash Flows-Exemption of Certain Enterprises and Classification of Cash Flows From Certain Securities Acquired for Resale," paragraph 8, and cash flows received from retained interests classified as available for sale securities were presented as operating cash flows instead of investing cash flows on the consolidated statements of cash flows. As of February 6, 2006 management had concluded that it had fully remediated this material weakness in its internal control over financial reporting. This material weakness was reported and discussed in Form 8-K, filed on January 23, 2006, under Item 9A of the Company's 2005 Form 10-K/A, filed February 6, 2006, and under Item 4 of the Company's Form 10-Q/A, filed on February 6, 2006, and under Item 4 of the Company's Form 10-Q filed February 9, 2006. The Audit Committee of the Board of Directors of the Company discussed the material weakness with PwC, and the Company has authorized PwC to respond fully to the inquiries of a successor auditor concerning the subject matter of this material weakness.

(v)    The Company has requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not PWC agrees with the above disclosures. A copy of PwC's letter, dated November 16, 2006, is filed to this report as Exhibit 16.

(b)    New Independent Registered Public Accounting Firm.

On November 13, 2006, the Audit Committee of the Company's Board of Directors engaged Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent registered public accounting firm, effective immediately, to conduct review engagements of the Company's non-annual quarterly financial statements and to provide Auditor's Reports on the Company's annual financial statements for the fiscal year that will end on June 30, 2007. During the two most recent fiscal years and the subsequent interim period through November 13, 2006, the Company did not consult with Deloitte & Touche regarding any of the matters described in Item 304(a)(2)(i) and Item 304(a)(2)(ii).

Item 9.01.    Financial Statements and Exhibits

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial Statements of Business Acquired

        None.

(b)        Pro-forma Financial Information

        None.

(c)         Exhibits

        The following exhibits are filed herewith:

Exhibit

Number        Description

16        Letter of PricewaterhouseCoopers LLP, dated November 16, 2006, to the Securities and Exchange Commission

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT CORP

Date: November 17, 2006	By:	/s/ CHRIS A. CHOATE
CHRIS A. CHOATE
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
EX-16.	Letter of PricewaterhouseCoopers LLP, dated November 16, 2006, to the Securities and Exchange Commission